UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 18, 2020

FLUSHING FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33013	11-3209278
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

220 RXR Plaza, Uniondale, NY 11556

(Address of principal executive offices, including zip code)

(718) 961-5400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FFIC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

As previously announced, on October 24, 2019, Flushing Financial Corporation, a Delaware corporation (“Flushing”), Lighthouse Acquisition Co., Inc., a New York corporation and a wholly-owned subsidiary of Flushing (“Merger Sub”), and Empire Bancorp, Inc., a New York corporation (“Empire”), entered into an Agreement and Plan of Merger, as amended (the “Merger Agreement”). Pursuant to the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge (the “First-Step Merger”) with and into Empire, with Empire as the surviving entity, and immediately following the effective time of the First-Step Merger, Empire will merge with and into Flushing, with Flushing as the surviving entity (together with the First-Step Merger, the “Merger”). The proposed Merger is described in the proxy statement/prospectus that was filed by Flushing with the Securities and Exchange Commission (the “SEC”) on January 17, 2020 in connection with the Merger (the “Proxy Statement/Prospectus”). On or about January 21, 2020, Empire mailed the Proxy Statement/Prospectus to Empire’s shareholders in connection with the special meeting of its shareholders scheduled to be held on February 27, 2020 at which its shareholders will consider and vote upon, among other things, a proposal to approve the Merger Agreement and the Merger. This Current Report on Form 8-K provides certain additional information regarding the Merger.

On December 26, 2019, a purported Empire shareholder filed a lawsuit against Empire, the members of the Empire board of directors, Flushing and Merger Sub (collectively, the “Defendants”) in the Supreme Court of the State of New York, Suffolk County, captioned Paul Parshall v. Empire Bancorp, Inc., et al., Index No. 624911/2019 (the “Action”). The Action generally alleges that the registration statement on Form S-4 filed by Flushing with the SEC on December 9, 2019, which included a preliminary proxy statement/prospectus, omitted certain material information with respect to the Merger and that members of the Empire board of directors breached their fiduciary duties by approving the Merger Agreement, which purportedly provides for inadequate merger consideration. Plaintiff further alleges that Empire and Flushing aided and abetted such alleged breaches. Among other relief, the Action seeks to enjoin the Merger, as well as an award of unspecified damages, including attorneys’ fees and costs, to the plaintiff.

The Defendants continue to believe that the Action is entirely without merit and that no further disclosure is required by applicable rule, statute, regulation or law beyond that already contained in the Proxy Statement/Prospectus. However, to avoid the risk that the Action may delay or otherwise adversely affect the consummation of the Merger and to minimize the expense of defending such Action, the Defendants have determined that they will voluntarily make certain supplemental disclosures in the Proxy Statement/Prospectus related to the proposed Merger set forth below (the “Supplemental Disclosures”). Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the Supplemental Disclosures set forth herein.

The Supplemental Disclosures supplement and should be read in conjunction with the Proxy Statement/Prospectus, which should be read in its entirety, along with periodic reports and other information Flushing has filed with the SEC. To the extent that the information set forth herein differs from or updates information contained in the Proxy Statement/Prospectus, the information set forth herein shall supersede or supplement the information in the Proxy Statement/Prospectus. All page references below are to pages in the Proxy Statement/Prospectus, and terms used below, unless otherwise defined herein, have the meanings given to such terms in the Proxy Statement/Prospectus.

SUPPLEMENTAL DISCLOSURES TO THE PROXY STATEMENT/PROSPECTUS

Opinion of Sandler O’Neill & Partners, L.P.

1.    The disclosure under the heading “THE MERGER—Opinion of Sandler O’Neill & Partners, L.P. — Comparable Company Analyses” is hereby amended by deleting the table of company names at the bottom of page 51 (the Empire Peer Group) of the proxy statement/prospectus and replacing it with the following:

Financial Data as of or for the Period Ending June 30, 2019			Balance Sheet /Asset Quality			Capital Position				LTM Profitability				Valuation
Market Data as of October 23, 2019														Price /
					NPAs ¹ /			Total	CRE/			Net		Tang.		Current
			Total	Loans /	Total	TCE/	CET1	RBC	Total			Interest Efficiency		Book	LTM	Dividend	Market
			Assets	Deposits	Assets	TA	Ratio	Ratio	RBC	ROAA	ROAE	Margin	Ratio	Value	EPS	Yield	Cap
Company	City, State	Ticker	($mm)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(x)	(%)	($mm)
Bank of Princeton	Princeton, NJ	BPRN	1,361	97.9	0.76	13.08	14.41	15.43	380.5	0.83	5.74	3.40	57.80	107	18.3	0.4	191
1st Constitution Bancorp	Cranbury, NJ	FCCY	1,304	94.7	0.72	9.44	10.56	12.87	283.0 ²	1.14	10.48	4.09	60.39	134	12.0	1.6	167
Orange County Bancorp, Inc.	Middletown, NY	OCBI	1,209	76.8	1.19	9.00	NA	13.80 ²	325.4 ²	0.88	9.46	3.87	70.93	116	12.4	2.9	124
Adirondack Trust Company	Saratoga Springs, NY	ADKT	1,192	73.1	0.18	9.21	13.96	15.22	247.9	1.10	10.52	3.44	68.90	119	10.4	3.1	128
Bank of Utica	Utica, NY	BKUT	1,140	8.4	0.29	20.45	19.76	19.87	15.5	1.32	6.31	1.74	47.05	57	9.3	2.8	111
Lyons Bancorp, Inc.	Lyons, NY	LYBC	1,139	78.7	0.44 ²	7.07	NA	12.36 ²	124.6 ²	0.98	13.16 ²	3.64 ²	65.80 ²	153	11.9	3.2	123
Salisbury Bancorp, Inc.	Lakeville, CT	SAL	1,119	96.7	1.06	8.51	NA	12.57 ²	182.0 ²	0.91	9.69	3.27	68.00	115	10.8	2.9	107
Pathfinder Bancorp, Inc.	Oswego, NY	PBHC	1,013	85.7	0.71	6.70	NA	12.30 ²	137.5 ²	0.34	4.78	2.94	82.00	91	18.3	1.8	60
First Commerce Bank	Lakewood, NJ	CMRB	1,000	90.4	2.56	13.82	17.60	18.86	177.0	1.00	7.31	3.75	56.47	95	10.5	0.0	131
Patriot National Bancorp, Inc.	Stamford, CT	PNBK	978	105.8	2.35	6.80	7.38	10.44	280.0 ²	(0.03)	(0.34)	3.02	83.79	74	NM	0.3	49
Solvay Bank Corporation	Solvay, NY	SOBS	932	76.2	0.30	9.59	15.50	16.49	98.8 ²	0.95	10.63	2.85	62.36	91	11.9	3.8	81
Esquire Financial Holdings, Inc.	Jericho, NY	ESQ	732	82.6	0.00	13.97	NA	17.78 ²	179.0 ²	1.64	11.91	4.85	55.70	171	16.3	0.0	173
Berkshire Bancorp Inc.	New York, NY	BERK	713	68.1	0.53 ²	17.94 ²	29.5²	30.77 ²	240.8 ²	0.81 ²	4.88 ²	3.41 ²	65.05 ²	117	33.3	0.0	187
Elmira Savings Bank	Elmira, NY	ESBK	610	97.0	0.81	7.69	11.46	12.51	114.9	0.58	5.96	3.12	76.94	110	14.4	6.4	50

2.    The disclosure under the heading “THE MERGER—Opinion of Sandler O’Neill & Partners, L.P. — Comparable Company Analyses” is hereby amended by deleting the table of company names at the bottom of page 52 (the Flushing Peer Group) of the proxy statement/prospectus and replacing it with the following:

Financial Data as of or for the Period Ending June 30, 2019			Balance Sheet / Asset Quality			Capital Position				LTM Profitability				Valuation
Market Data as of October 23, 2019														Price /
					NPAs ¹ /			Total	CRE/			Net		Tang.		2019	2020	Current
			Total	Loans /	Total	TCE/	CET1	RBC	Total			Interest	Efficiency	Book	LTM	Est.	Est.	Dividend	Market
			Assets	Deposits	Assets	TA	Ratio	Ratio	RBC	ROAA	ROAE	Margin	Ratio	Value	EPS	EPS ²	EPS ²	Yield	Cap
Company	City, State	Ticker	($mm)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(x)	(x)	(x)	(%)	($mm)
Provident Financial Services, Inc.	Jersey City, NJ	PFS	9,938	106.1	0.86	10.04	12.24	13.05	413.6	1.30	9.30	3.42	53.01	174	12.8	14.3	14.5	3.7	1,663
NBT Bancorp Inc.	Norwich, NY	NBTB	9,636	91.7	0.43	8.41	10.95	13.21	157.1	1.24	11.61	3.61	59.38	209	14.0	14.1	14.6	2.7	1,657
OceanFirst Financial Corp.	Toms River, NJ	OCFC	8,029	96.3	0.47	9.76	12.35	14.36	241.7	1.17	8.49	3.70	54.01	165	13.1	11.7	11.4	2.8	1,214
Tompkins Financial Corporation	Ithaca, NY	TMP	6,654	97.3	0.38	8.50	12.13	13.34	242.3	1.19	12.51	3.36	62.70	233	16.4	16.8	16.8	2.4	1,251
Kearny Financial Corp.	Fairfield, NJ	KRNY	6,635	112.8	0.37	14.19	22.40	23.22	329.9	0.63	3.52	2.56	62.48	133	29.6	27.8	30.2	1.8	1,148
Dime Community Bancshares, Inc.	Brooklyn, NY	DCOM	6,498	124.7	0.11	8.58	10.94	13.58	697.5	0.77	8.04	2.37	57.40	144	16.6	15.8	14.5	2.5	800
Lakeland Bancorp, Inc.	Oak Ridge, NJ	LBAI	6,407	96.8	0.31	8.61	10.52	13.60	397.6	1.10	10.14	3.36	56.06	148	12.0	11.4	11.3	3.2	795
ConnectOne Bancorp, Inc.	Englewood Cliffs, NJ	CNOB	6,109	109.7	1.08	8.93	9.65	12.72	466.0	1.24	10.81	3.30	41.90	151	11.0	10.1	9.7	1.6	797
TrustCo Bank Corp NY	Glenville, NY	TRST	5,228	87.5	0.69	9.85	18.78	20.03	20.1	1.18	11.95	3.19	55.63	161	13.8	14.3	13.8	3.2	827
Amalgamated Bank	New York, NY	AMAL	4,938	80.4	1.22	9.24	13.57	14.67	312.4	1.00	10.81	3.61	64.91	121	11.8	12.1	11.7	1.4	553
Peapack-Gladstone Financial Corporation	Bedminster, NJ	PGC	4,871	98.4	0.72	9.55	11.96	15.14	367.1	0.98	9.53	2.69	61.14	118	12.3	11.7	10.9	0.7	532
Northfield Bancorp, Inc.	Woodbridge, NJ	NFBK	4,768	101.2	0.53	13.57	16.37	17.10	399.4	0.81	5.41	2.66	58.91	129	22.2	22.1	22.2	2.6	832
Bridge Bancorp, Inc.	Bridgehampton, NY	BDGE	4,715	89.4	0.48	7.96	10.29	13.34	348.6	0.96	9.58	3.27	56.03	163	13.6	12.0	10.9	3.1	586
Financial Institutions, Inc.	Warsaw, NY	FISI	4,314	90.8	0.25	7.77	9.95	12.57	185.5	0.96	10.22	3.21	60.72	149	12.4	11.1	10.8	3.3	486
First of Long Island Corporation	Glen Head, NY	FLIC	4,202	97.2	0.09	9.31	14.92	16.05	285.3	0.99	10.82	2.60	50.98	146	14.2	13.7	13.2	3.1	573

3.    The disclosure under the heading “THE MERGER—Opinion of Sandler O’Neill & Partners, L.P. —Analysis of Precedent Transactions” is hereby amended by deleting the table of Acquiror and Target names at the bottom of page 53 and the top of page 54 (the Regional Precedent Transactions group) of the proxy statement/prospectus and replacing it with the following:

					Transaction Information					Seller Information
						Price/
								Core	1-Day
					Deal	LTM		Deposit	Market	Total	TCE/	LTM	LTM	Efficiency	NPAs ¹ /
				Annc.	Value	Earnings	TBV	Premium	Premium	Assets	TA	ROAA	ROAE	Ratio	Assets
Acquiror	St	Target	St	Date	($mm)	(x)	(%)	(%)	(%)	($mm)	(%)	(%)	(%)	(%)	(%)
Centreville Bank	RI	PB Bancorp Inc.	CT	10/22/19	115.5	25.4	145	11.4 ³	33.2	538.0	14.7	0.82	5.1	71.6	1.20
Community Bank System Inc.	NY	Steuben Trust Corporation	NY	10/21/19	107.9	15.4	169	11.3	39.2	576.6	11.0	1.25	12.0	61.9	0.55
ConnectOne Bancorp Inc.	NJ	Bancorp of New Jersey Inc.	NJ	08/16/19	113.4	19.6	122	4.6	12.6	924.7	10.0	0.65	6.6	69.6	1.42
OceanFirst Financial Corp.	NJ	Country Bank Holding Co.	NY	08/09/19	102.2	9.8	151	7.5	44.6	783.4	10.8 ²	1.51 ²	14.9 ²	51.3 ²	1.00 ²
OceanFirst Financial Corp.	NJ	Two River Bncp	NJ	08/09/19	182.8	15.4	174	9.5	53.7	1,153.8	9.1	1.05	10.1	60.8	0.80
Investors Bancorp Inc	NJ	Gold Coast Bancorp Inc.	NY	07/24/19	63.6	25.1	135	5.1	21.8	572.3	8.1	0.45	5.7	74.0	0.00 ²
Columbia Financial Inc. (MHC)	NJ	Stewardship Financial Corp.	NJ	06/07/19	137.2	17.3	167	8.2	77.0	961.1	8.6	0.83	10.1	69.8	0.77
S&T Bancorp Inc.	PA	DNB Financial Corp.	PA	06/05/19	206.0	19.2	206	12.1 ³	13.8	1,166.7	8.6	0.94	9.8	64.4	0.96
Community Bank System Inc.	NY	Kinderhook Bank Corp.	NY	01/22/19	93.2	23.4	193	9.1	74.4	636.2	5.8	0.68	8.0	69.0	1.25 ²
ConnectOne Bancorp, Inc.	NJ	Greater Hudson Bank	NY	07/12/18	76.3	NM	145	6.8	15.2	519.6	10.1	(0.59)	(5.1)	74.4	1.09
Northwest Bancshares, Inc.	PA	Donegal Financial Svcs Corp	PA	06/12/18	86.1	20.3	174	7.4	—	577.4	13.8	0.67 ²	4.4 ²	70.9 ²	0.31 ²
RBB Bancorp	CA	First American Intl Corp	NY	04/23/18	116.8	15.6	177	12.1	68.8	889.6	7.3	0.95	10.6	63.9	0.30
Mid Penn Bancorp Inc.	PA	First Priority Financial Corp.	PA	01/16/18	90.7	32.6	194	11.2	45.0	612.0	7.3	0.52	6.1	74.9	0.37

4.    The disclosure under the heading “THE MERGER—Opinion of Sandler O’Neill & Partners, L.P. —Analysis of Precedent Transactions” is hereby amended by deleting the table of Acquiror and Target names at the top of page 54 (the Nationwide Precedent Transactions group) of the proxy statement/prospectus and replacing it with the following:

					Transaction Information					Seller Information
						Price/
								Core	1-Day
					Deal	LTM		Deposit	Market	Total	TCE/	LTM	LTM	Efficiency	NPAs ¹ /
				Annc.	Value	Earnings	TBV	Premium	Premium	Assets	TA	ROAA	ROAE	Ratio	Assets
Acquiror	St	Target	St	Date	($mm)	(x)	(%)	(%)	(%)	($mm)	(%)	(%)	(%)	(%)	(%)
Centreville Bank	RI	PB Bancorp Inc.	CT	10/22/19	115.5	25.4	145	11.4 ³	33.2	538.0	14.7	0.82	5.1	71.6	1.20
BancPlus Corp.	MS	State Capital Corp.	MS	09/19/19	136.5	18.7	163	5.6	—	1,167.3	7.4	0.63	6.8	77.6	0.52
First Community Bankshares Inc	VA	Highlands Bankshares Inc.	VA	09/11/19	93.2	25.0	155	7.3	22.5	611.7	8.7	0.62	6.5	75.0	2.61
ConnectOne Bancorp Inc.	NJ	Bancorp of New Jersey Inc.	NJ	08/16/19	113.4	19.6	122	4.6	12.6	924.7	10.0	0.65	6.6	69.6	1.42
Heartland Financial USA Inc.	IA	Rockford B&TC	IL	08/13/19	59.2	NM	129	4.7	—	523.4	8.8	0.11	1.3	71.5	1.41
Investors Bancorp Inc	NJ	Gold Coast Bancorp Inc.	NY	07/24/19	63.6	25.1	135	5.1	21.8	572.3	8.1	0.45	5.7	74.0	0.00 ²
Carolina Financial Corp.	SC	Carolina Trust BancShares Inc.	NC	07/15/19	100.1	21.8	161	9.7	39.4	617.4	10.1	0.74	6.9	63.0	0.82
Columbia Financial Inc. (MHC)	NJ	Stewardship Financial Corp.	NJ	06/07/19	137.2	17.3	167	8.2	77.0	961.1	8.6	0.83	10.1	69.8	0.77
S&T Bancorp Inc.	PA	DNB Financial Corp.	PA	06/05/19	206.0	19.2	206	12.1 ³	13.8	1,166.7	8.6	0.94	9.8	64.4	0.96
Hancock Whitney Corp.	MS	MidSouth Bancorp Inc.	LA	04/30/19	217.2	NM	160	5.9	9.3	1,745.3	8.0	(1.87)	(13.9)	83.8	1.41
First Citizens BancShares Inc.	NC	Entegra Financial	NC	04/24/19	213.4	15.2	154	8.0	27.6	1,636.4	8.4	0.86	9.0	62.4	0.91
Community Bank System Inc.	NY	Kinderhook Bank Corp.	NY	01/22/19	93.2	23.4	193	9.1	74.4	636.2	5.8	0.68	8.0	69.0	1.25 ²
Heartland Financial USA Inc.	IA	Blue Valley Ban Corp.	KS	01/16/19	93.9	34.6	187	8.1	32.2	728.4	6.4	0.34	5.0	72.9	1.11 ²
First Financial Corp.	IN	HopFed Bancorp Inc.	KY	01/07/19	133.3	22.0	147	7.7	40.8	931.4	9.7	0.62	6.5	81.1	0.92

5.    The disclosure under the heading “THE MERGER—Opinion of Sandler O’Neill & Partners, L.P. — Net Present Value Analyses” is hereby supplemented by adding the following to the first paragraph thereunder as a new third sentence following the number 150% at the top of page 55 of the proxy statement/prospectus:

Sandler O’Neill selected these price to earnings and tangible book value multiples based on Sandler O’Neill’s review of, among other matters, the trading multiples of selected companies that Sandler O’Neill deemed to be comparable to Empire.

6.    The disclosure under the heading “THE MERGER—Opinion of Sandler O’Neill & Partners, L.P. — Net Present Value Analyses” is hereby supplemented by adding the following table after the Earnings Per Share Multiples chart (Annual Estimate Variance) at the bottom of page 55 of the proxy statement/prospectus:

The following table describes the discount rate calculation for Empire common stock prepared by Sandler O’Neill. In its normal course of business, Sandler O’Neill employs the Duff & Phelps Cost of Capital Navigator in determining an appropriate discount rate in which the discount rate equals the sum of the risk free rate, the equity risk premium, the size premium and the industry premium.

Risk Free Rate	3.50%	Per Duff & Phelps Normalized Rate

Equity Risk Premium	5.50%	Per Duff & Phelps Cost of Capital Navigator

Size Premium	3.39%	Per Duff & Phelps Cost of Capital Navigator

Industry Premium	0.77%	Per Duff & Phelps Cost of Capital Navigator

Discount Rate	13.16%

7.    The disclosure under the heading “THE MERGER—Opinion of Sandler O’Neill & Partners, L.P. — Net Present Value Analyses” is hereby supplemented by adding the following to the first full paragraph on page 56 of the proxy statement/prospectus as a new third sentence following the number 170%:

Sandler O’Neill selected these price to earnings and tangible book value multiples based on Sandler O’Neill’s review of, among other matters, the trading multiples of selected companies that Sandler O’Neill deemed to be comparable to Flushing.

8.    The disclosure under the heading “THE MERGER—Opinion of Sandler O’Neill & Partners, L.P. — Net Present Value Analyses” is hereby supplemented by adding the following table after the Earnings Per Share Multiples chart (Annual Estimate Variance) at the bottom of page 56 of the proxy statement/prospectus:

The following table describes the discount rate calculation for Flushing common stock prepared by Sandler O’Neill. In its normal course of business, Sandler O’Neill employs the Duff & Phelps Cost of Capital Navigator and Bloomberg in determining an appropriate discount rate in which the discount rate equals the risk free rate plus the product of the 2-year beta for Flushing common stock and the equity risk premium.

Risk Free Rate	3.50%	Per Duff & Phelps Normalized Rate
2 Year Beta of Stock	83.3%	Bloomberg
Equity Risk Premium	5.50%	Per Duff & Phelps Cost of Capital Navigator

Discount Rate	10.62%

9.    The following section is inserted after the section under the heading “THE MERGER—Opinion of Sandler O’Neill & Partners, L.P. —Sandler O’Neill’s Relationship” on page 57 of the Proxy Statement:

Certain Unaudited Prospective Financial Information Regarding Empire

Empire does not, as a matter of course, publicly disclose forecasts or internal projections as to its respective future performance, earnings or other results due to, among other reasons, the inherent uncertainty of the underlying assumptions and estimates.

However, in connection with the transaction, Empire’s senior management prepared or approved for use certain unaudited prospective financial information which was provided to and considered by Sandler O’Neill for the purpose of performing its financial analyses in connection with its fairness opinion, as described in this proxy statement/prospectus “—Opinion of Sandler O’Neill & Partners, L.P.” beginning on page 46. We refer to this information as the “prospective financial information”.

The prospective financial information was not prepared for the purpose of, or with a view toward, public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information, published guidelines of the SEC regarding forward-looking statements or generally accepted accounting principles. A summary of certain significant elements of this information is set forth below, and is included in this proxy statement/prospectus solely for the purpose of providing holders of Flushing common stock and holders of Empire common stock access to certain nonpublic information made available to Empire’s financial advisor for the purpose of performing financial analyses in connection with its fairness opinion.

Although presented with numeric specificity, the prospective financial information reflects numerous estimates and assumptions made by Empire’s management and representatives at the time such prospective financial information was prepared or approved for use by the financial advisor and represents an evaluation of expected future financial performance on a stand-alone basis, without reference to the merger. These and the other estimates and assumptions underlying the prospective financial information involve judgments with respect to, among other things, economic, competitive, regulatory and financial market conditions and future business decisions that may not be realized and that are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, including, among other things, the inherent uncertainty of the business and economic conditions affecting the industry in which Empire operates and the risks and uncertainties described under “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in this proxy statement/prospectus, all of which are difficult to predict and many of which are outside the control of Empire and will be beyond the control of the combined company. There can be no assurance that the underlying assumptions would prove to be accurate or that the projected results would be realized, and actual results could differ materially from those reflected in the prospective financial information, whether or not the merger is completed. Further, these assumptions do not include all potential actions that the senior management Empire could or might have taken during these time periods. The inclusion in this proxy statement/prospectus of the unaudited prospective financial information below should not be regarded as an indication that Empire or its board of directors or financial advisors considered, or now consider, this prospective financial information to be material information to any holders of Flushing common stock or holders of Empire common stock, as the case may be, particularly in light of the inherent risks and uncertainties associated with such prospective financial information. The prospective financial information is not fact and should not be relied upon as being necessarily indicative of actual future results. The prospective financial information also reflects numerous variables, expectations and assumptions available at the time it was prepared as to certain business decisions that are subject to change and do not take into account any circumstances or events occurring after the date they were prepared. No assurances can be given that if the prospective financial information and the underlying assumptions had been prepared as of the date of this proxy statement/prospectus, similar assumptions would be used. In addition, the prospective financial information may not reflect the manner in which the combined company would operate after the merger.

The prospective financial information included in this document has been prepared by, and is the responsibility of, management of Empire. Crowe Horwath LLP (Empire’s independent registered public accounting firm) has not audited, reviewed, examined, compiled nor applied agreed upon procedures with respect to the prospective financial information and, accordingly, Crowe Horwath LLP has not expressed any opinion or given any other form of assurance with respect thereto and it assumes no responsibility for the prospective financial information. No independent registered public accounting firm has examined, compiled or otherwise performed any procedures with respect to the prospective financial information and, accordingly, no independent registered public accounting firm has expressed any opinion or given any other form of assurance with respect thereto and no independent registered public accounting firm assumes any responsibility for the prospective financial information.

In connection with Sandler O’Neill’s financial analysis with respect to Empire on a stand-alone basis, Empire management provided Sandler O’Neill with certain internal financial projections for Empire for the years ending December 31, 2019 through December 31, 2023.

The following table from Sandler O’Neill presents the unaudited prospective financial information for Empire for the years ending December 31, 2019 through December 31, 2023 utilized by Sandler O’Neill in its analysis with respect to Empire on a stand-alone basis:

	2019	2020	2021	2022	2023
Net Income ($000s)	$3,228	$4,545	$6,271	$7,828	$9,454
Earnings Per Share	$0.42	$0.58	$0.80	$1.00	$1.21
Dividends Per Share	$0.00	$0.00	$0.00	$0.00	$0.00
Tangible Book Value per Share	$10.49	$11.20	$12.14	$13.25	$14.57

10.    The disclosure under the heading “THE MERGER—Opinion of Sandler O’Neill & Partners, L.P. —Pro Forma Transaction Analysis” on page 57 of the proxy statement/prospectus is hereby amended and restated in its entirety as follows:

Sandler O’Neill analyzed certain potential pro forma effects of the transaction on Flushing assuming the transaction closes at the end of the first calendar quarter of 2020. In performing its analysis, Sandler O’Neill utilized certain assumptions relating to purchase accounting adjustments, transaction expenses and cost savings, as well as estimated net income for Empire for the years ending December 31, 2020 through December 31, 2022 with an estimated annual net income growth rate for the year ending December 31, 2023, as provided by the senior management of Flushing and its representatives. The assumptions used by Sandler O’Neill included:

•	pre-merger estimated earnings per share of $1.68 for Flushing, consistent with the consensus analysts’ estimates for 2020;

•	cost savings and a restructuring charge as reflected in Flushing’s Investor Presentation released in connection with the announcement of the merger;

•	applying a 5% net income growth rate to Flushing’s stand-alone earnings, which yielded $1.76 in pre-merger estimated earnings per share for Flushing for 2021;

•	rebalancing Empire’s cash, securities and loan portfolios to bring Empire’s loan-to-deposit ratio to 100%, yielding a post-merger estimated earnings per share of $2.10 or $65.7 million in net income for Flushing in 2021; and

•	continuing to apply an assumed 5% earnings growth rate thereafter.

For more information about certain of the assumptions provided by Flushing and its representatives for use in Sandler O’Neill’s pro forma analysis, see the Investor Presentation filed by Flushing as an exhibit to its Current Report on Form 8-K filed with the SEC on October 25, 2019 and the Investor Presentation filed by Flushing as an exhibit to its Current Report on Form 8-K filed with the SEC on January 31, 2020, which are incorporated by reference herein. The analysis performed by Sandler O’Neill indicated that the transaction could be accretive to Flushing’s estimated earnings per share (excluding one-time transaction costs and expenses) in the years ending December 31, 2020 through December 31, 2023 by 10.4%, 19.1%, 20.5% and 21.1%, respectively, dilutive to Flushing’s estimated tangible book value per share at December 31, 2020, December 31, 2021 and December 31, 2022 by 5.4%, 3.2% and 1.0%, respectively, and accretive to Flushing’s estimated tangible book value at December 31, 2023 by 1.2%.

The assumptions provided by Flushing and its representatives for use by Sandler O’Neill were based on numerous variables and other assumptions that are inherently uncertain and may be beyond Flushing’s and Empire’s control. The assumptions necessarily involve judgments with respect to, among other things, current and future economic, competitive and regulatory conditions and financial market conditions and current and future business decisions that may not be realized and that are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, including, among other things, the inherent uncertainty of the business and economic conditions affecting the industry in which Flushing and Empire operate, and the risks and uncertainties described in “Forward-Looking Statements” and “Risk Factors”, all of which are difficult or impossible to predict accurately. In connection with its analysis, Sandler O’Neill considered and discussed with the Empire board how the analysis would be affected by changes in the underlying assumptions, including the impact of final purchase accounting adjustments determined at the closing of the transaction, and noted that the actual results achieved by the combined company may vary from projected results and the variations may be material.

11.    The first sentence of the second paragraph under the heading “THE MERGER—Opinion of Sandler O’Neill & Partners, L.P. —Sandler O’Neill’s Relationship” on page 57 of the proxy statement/prospectus is hereby amended and restated in its entirety as follows:

In the two years preceding the date of Sandler O’Neill’s opinion, Sandler O’Neill did not provide any other investment banking services to Empire.

Cautionary Notes on Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include: management plans relating to the proposed transaction; the expected timing of the completion of the proposed transaction; the ability to complete the proposed transaction; the ability to obtain any required regulatory, shareholder or other approvals; any statements of the plans and objectives of management for future operations, products or services, including the execution of integration plans relating to the proposed transaction; any statements of expectation or belief; projections related to certain financial metrics; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “seek,” “plan,” “may,” “will,” “should,” “could,” “would,” “target,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions or negatives of these words. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and are beyond our control. Forward-looking statements speak only as of the date they are made. Neither Flushing nor Empire assumes any duty and does not undertake to update any forward-looking statements. Because forward-looking statements are by their nature, to different degrees, uncertain and subject to assumptions, actual results or future events could differ, possibly materially, from those that Flushing or Empire anticipated in its forward-looking statements, and future results could differ materially from historical performance.

Factors that could cause or contribute to such differences include, but are not limited to, those included under Item 1A “Risk Factors” in Flushing’s Annual Report on Form 10-K as of December 31, 2018 and those disclosed in Flushing’s other periodic reports filed with the SEC, as well as the possibility that the expected benefits of the proposed transaction may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the proposed transaction may not be timely completed, if at all; that prior to the completion of the proposed transaction or thereafter, Flushing’s and Empire’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies related to the proposed transaction; that required regulatory, shareholder or other approvals are not obtained or other customary closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ shareholders, customers, employees and other constituents to the proposed transaction; and diversion of management time on merger-related matters. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the proxy statement/prospectus that is included in the registration statement on Form S-4 filed with the SEC in connection with the proposed transaction. While the list of factors presented here and the list of factors presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. For any forward-looking statements made in this report or in any documents, Flushing and Empire claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Additional Information and Where to Find It

In connection with the Merger, Flushing filed a registration statement on Form S-4 with the SEC. Flushing’s registration statement, as amended, was declared effective by the SEC on January 17, 2020. Flushing may file other documents with the SEC regarding the Merger. A definitive proxy statement/prospectus was first mailed to Empire shareholders on or about January 21, 2020. Before making any voting or investment decision, investors and shareholders of Flushing and Empire are urged to carefully read the entire registration statement, proxy statement/prospectus and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information about the Merger. Copies of the registration statement, the proxy statement/prospectus and other relevant documents filed with the SEC may be obtained free of charge from the SEC’s website at www.sec.gov, from Flushing by sending a written request to Susan K. Cullen, Senior Executive Vice President and Chief Financial Officer, Flushing Financial Corporation, at 220 RXR Plaza, Uniondale, New York 11556, telephone (718) 961-5400, or from Empire by sending a written request to Empire Bancorp, 1707 Veterans Highway, Islandia, NY 11749, Attn: William Franz or calling 631-348-4444.

Participants in the Solicitation

Flushing, Empire and certain of their respective directors and executive officers, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of Empire’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of Flushing and their ownership of Flushing common stock is set forth in the proxy statement for Flushing’s 2019 Annual Meeting of Stockholders filed with the SEC on April 18, 2019. Information about the directors and executive officers of Empire is available on Empire’s website at empirenb.com. Additional information regarding the interests of those participants and other persons who may be deemed participants in the solicitation of proxies from Empire’s shareholders in connection with the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. Once available, free copies of the proxy statement/prospectus may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUSHING FINANCIAL CORPORATION

/s/ Susan K. Cullen
Date: February 18, 2020	Susan K. Cullen
Senior Executive Vice President and Chief Financial Officer